UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          July 28, 2006
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

       1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

      On July 28, 2006, Six Flags, Inc. (the "Company") entered into an amendment of the Amended and Restated Credit Agreement, dated as of July 8, 2002, as amended (the "Credit Agreement"), to (i) waive compliance with the financial covenants in the Credit Agreement for the period ending June 30, 2006,
(ii) relax the covenants relating to leverage, interest coverage and debt service coverage though the end of 2007 and eliminated the covenant relating to fixed charge coverage through 2007, (iii) permit the disposition of Six Flags Darien Lake, Six Flags Waterworld (Concord), Six Flags Elitch Gardens, Six Flags Splashtown, Six Flags Magic Mountain and Hurricane Harbor, Wild Waves and Enchanted Village, Frontier City and White Water Bay, provided that the Company must offer to make mandatory prepayments to its term loan lenders with the net cash proceeds of such dispositions and, in certain cases, make optional prepayments with such proceeds and (iv) adjust the margin used to calculate the interest rate in borrowings under the Credit Agreement based on the Company's debt rating and leverage ratio.


Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits

        10.1 Eighth Amendment, dated as of July 28, 2006, to the Amended and Restated Credit Agreement, dated as of July 8, 2002, among
                 Six Flags, Inc., certain of its subsidiaries named therein, the lenders from time to time party thereto and Lehman Commercial Paper, Inc., as administrative agent.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.



                                       By:   /s/ James M. Coughlin
                                          ------------------------------------
                                          Name:   James M. Coughlin
                                          Title:  General Counsel

Date: August 3, 2006

                                  EXHIBIT INDEX


                                                                Paper (P) or
Exhibit No.                    Description                     Electronic (E)
-----------   ----------------------------------------------  ----------------

   10.1       Eighth Amendment, dated as of July 28, 2006,            E
              to the Amended and Restated Credit Agreement, dated as of July 8, 2002, among Six Flags, Inc., certain of its subsidiaries named therein, the lenders from time to time party thereto and Lehman Commercial Paper, Inc., as administrative agent.